SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed  by  the  Registrant  [X]

     Filed  by  a  Party  other  than  the  Registrant  [ ]

     Check  the  appropriate  box:  [ ]

          [ ]  Preliminary  Proxy  Statement

          [ ]  Confidential, for Use of the Commission Only (as permitted by
                Rule  14a-6(e)(2))

          [X]  Definitive  Proxy  Statement

          [ ]  Definitive  Additional  Materials

          [ ]  Soliciting Material Pursuant to Rule  14a-11(c)  or  Rule  14a-12

                                  YP.NET, INC.

              (Name of the Registrant as Specified in its Charter)

     Payment  of  Filing  Fee  (Check  the  appropriate  box):

          [X]  No  fee  required.

          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               1. Title of each class of securities to which transaction applies:

               2. Aggregate number of securities to which transaction applies:

               3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               4.     Proposed  maximum  aggregate  value  of  transaction:

               5.     Total  fee  paid:

          [ ]  Fee  paid  previously  with  preliminary  materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
               1.     Amount  Previously  Paid:
               2.     Forms,  Schedule  or  Registration  Statement  No.:
               3.     Filing  Party:
               4.     Date  Filed:

                                  YP.NET, INC.


July  24,  2001


Dear  Shareholder:

You are cordially invited to the annual meeting of shareholders of YP.Net, Inc., which will be held at the Chaparral Suites, 5001 North Scottsdale Road, Scottsdale, Arizona 85250, on September 25, 2001, at 10:00 a.m. local time. I look forward to greeting as many of our shareholders present as possible.

Details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

It is important that your shares be voted at our meeting. If you do not plan to attend the annual meeting, please complete, sign, date and return the enclosed Proxy promptly in the accompanying reply envelope. If you decide to attend the meeting, you will of course be able to vote in person, even if you have previously submitted your Proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in and support of YP.Net.


Sincerely,




Angelo  Tullo
Chairman

                                  YP.NET, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 25, 2001



To  the  Shareholders:

     The annual meeting of the shareholders of YP.Net, Inc. (the "Company") will be held at the Chaparral Suites, 5001 North Scottsdale Road, Scottsdale, Arizona 85250, on September 25, 2001, at 10:00 a.m. local time for the following purposes:

          1.   To  elect  seven  directors  to the Company's Board of Directors.

          2. To ratify the selection of Weber & Company, P.C. (Formerly King, Weber & Associates, P.C.) as the Company's independent auditor for the fiscal year ended September 30, 2001.

          3. To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on July 24, 2001, are entitled to notice of, and to vote at, this meeting.

                                             By Order of the Board of Directors,



                                             Angelo  Tullo,  Chairman


Mesa,  Arizona
July  24,  2001


-------------------------------------------------------------------------------
|                                   IMPORTANT                                 |
|                                                                             |
| WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO | | SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THIS | | WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. A PREADDRESSED | | ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. SENDING IN YOUR PROXY WILL NOT | | PREVENT YOU FROM VOTING YOUR SHARES AT THE MEETING IF YOU DESIRE TO DO SO, |
| AS  YOUR  PROXY  IS  REVOCABLE  AT  YOUR  OPTION.                           |
-------------------------------------------------------------------------------

                                  YP.NET, INC.
                            4840 EAST JASMINE STREET
                                    SUITE 105
                               MESA, ARIZONA 85205

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 25, 2001

     This Proxy Statement, which was first mailed to shareholders after July 24, 2001, and furnished in connection with the solicitation of proxies by the Board of Directors of YP.Net, Inc. (the "Company" or "YP.Net"), a Nevada corporation, to be voted at the Annual Meeting of Shareholders (the "Annual Meeting"), which will be held at 10:00 a.m. local time on September 25, 2001, at the Chaparral Suites, 5001 North Scottsdale Road, Scottsdale, Arizona 85250, for the purposes set forth in this Proxy Statement for this Annual Meeting of Shareholders.

                                VOTING PROCEDURES

     YOUR VOTE IS VERY IMPORTANT. Your shares can only be voted at the Annual Meeting if you are present or represented by proxy. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to assure that your shares will be represented. You may revoke your proxy at any time before it is voted, by delivering written notice to the Company's Secretary, by submitting a proxy bearing a later date, or by appearing in person and casting a ballot at the Annual Meeting. Properly executed proxies that are received before the Annual Meeting's adjournment will be voted in accordance with the directions provided. If you do not indicate how your shares are to be voted, the Proxy holders nominated by the Board of Directors will vote your shares as recommended by the Board of Directors. If you wish to give a proxy to someone other than the Proxy holders named on the proxy card, you should cross out those names and insert the name(s) of the person(s) to whom you wish to give your proxy.

     WHO CAN VOTE? Shareholders as of the close of business on July 24, 2001 are entitled to vote. On that day, approximately 43,072,798 shares of common stock were outstanding and eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting. A list of shareholders eligible to vote will be available at the Company's Corporate Headquarters, beginning on July 24, 2001. Shareholders may examine this list during normal business hours for any purpose relating to the Annual Meeting.

     HOW DO I VOTE? You may attend the Annual Meeting and vote in person. Or, as a registered shareholder, you may vote your shares by proxy by mail. To vote by mail, simply mark, sign and date your proxy card and return it in the envelope provided. If you hold your shares through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares.

     WHAT SHARES ARE REPRESENTED BY THE PROXY CARD? The proxy card represents all the shares registered in your name.

     HOW ARE VOTES COUNTED? The proxies will be tabulated by an Inspector of Elections. If you return a signed and dated proxy card but do not indicate how the shares are to be voted, those shares represented by your proxy card will be voted as recommended by the Board of Directors. A valid proxy also gives the individuals named as proxy's authority to vote in their discretion when voting the shares on any other matters that are properly presented for action at the Annual Meeting. A properly executed proxy card marked "abstain" will not be voted. However, it may be counted to determine whether there is a quorum present. Abstentions are not counted in determining the number of shares voted for or against any nominee for Director, the ratification of the appointment of the Company's independent auditor or any other management or shareholder proposal.

     Shares represented by "broker non-votes" will be counted for purposes of determining whether a quorum has been reached. Broker non-votes occur when nominees, such as brokers who hold shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners before the Annual Meeting. The nominees may then vote those shares only on matters such as the election of Directors and ratification of the appointment of the Company's independent auditor. If the nominees do not receive instructions on how to vote on non-routine matters, the nominees cannot vote and there is a broker non-vote on those matters.

     WHAT VOTE IS REQUIRED? In order to have a quorum, a majority of the shares of YP.Net common stock that are outstanding and entitled to vote at the Annual Meeting must be represented in person or by proxy. If a quorum is not present, a majority of shares that are represented may adjourn or postpone the Annual Meeting.

     Generally, proposals must be approved by a majority of the votes cast. Accordingly, broker non-votes and abstentions will have no effect on the outcome of those proposals. However, since Directors are elected by a plurality of the votes cast, votes withheld from nominees for Director could have an effect on the outcome of the election.

     Following are descriptions of the three (3) items being submitted to the shareholders for approval. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS APPROVE EACH ITEM.

________________________________________________________________________________
  ELECTION OF DIRECTORS (AND MANAGEMENT INFORMATION):  ITEM 1 ON THE PROXY CARD

     Seven directors are to be elected at the Meeting to serve on the Company's Board of Directors and hold office until the next annual meeting of shareholders or until their successors are elected and qualified. The proxy holders will vote in favor of the nominees listed below, unless the shareholder otherwise directs on the Proxy.

     The election of each of the Company's directors requires a plurality of the votes cast in person or by proxy at the Meeting. All nominees have consented to serve as a director for the term indicated.

     Management expects that each of the nominees will be available for election, but if any of them is unable or declines to serve at the time the election occurs, it is intended that such Proxy will be voted for the election of another nominee to be designated by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES LISTED BELOW BE ELECTED TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

NOMINEES
     Angelo Tullo has served as the Chairman of the Board of YP.Net since February 2000. Mr. Tullo was hired as Chief Executive Officer and President on September 10, 2000. Mr. Tullo is the president of Sunbelt Financial Solutions, Inc., an investment banking and consultant firm in Scottsdale, Arizona. For over twenty years, Mr. Tullo has been active as a business consultant. Mr. Tullo has actively worked with commercial financing and factoring for the past ten years. He has owned and operated factoring companies, leasing companies, consulting companies, wholesale companies, professional employment organizations, insurance agencies, heating and air-conditioning contractors, retail oil companies, real estate companies and restaurants. He is a former member of the CEO Club in New York.

     In February 2000, American Business Funding Corp. filed for protection under Chapter 11 of the Bankruptcy Code in the Federal District Court of Arizona. Mr. Tullo had previously been a director, officer and shareholder of American Business Funding prior to the time of its bankruptcy filing. Mr. Tullo and his former fellow shareholders have been involved in intense litigation regarding certain activities of one of the directors and a group of individuals that worked directly for that director. Mr. Tullo has been active during that entire time to protect the interests of all creditors in that case. That particular director's designees are still in control of the company and counterclaims have been filed.


     Walter Vogel. Mr. Vogel has been a director of YP.Net since February 2000 and was previously a member of its board from March to October 1998. Mr. Vogel has been involved extensively in international business for many years. From

1996 to present, Mr. Vogel has been the owner and president of MC Management GmbH, a business-consulting firm in Ottenfing, Germany. Mr. Vogel has served as a director of several companies both in the United States and Europe.

     Gregory B. Crane. Mr. Crane has been a director of YP.Net since February, 2000 and also served as its Director of Operations from February 2000 to September 2000. From September 1998 to June 1999, Mr. Crane was the General Manager of Telco Billing, Inc. ("Telco"). Mr. Crane owned and operated several businesses, including residential and commercial builders, multi-state mail order, and document-preparation companies, and was also the creator of the Yellow-Page.Net concept. Mr. Crane is a former member of the Young
---------------
Entrepreneur's  Organization  ("YEO").

     In connection with providing homestead declaration document preparation and filing services, Mr. Crane and certain of these businesses have been subject to injunctive actions brought by the states of Arizona, Florida, Texas and Washington. These actions generally raised legal questions concerning mailer solicitations for document preparation services. Mr. Crane and various of the state plaintiffs have entered into consent orders in connection with these actions that required the modification of mailers and the payment of civil penalties, restitution, and attorneys' fees. The use of the mail solicitation for document preparation services was prohibited in the State of Washington. Mr. Crane voluntarily entered into an agreement with the State of Florida in connection with these matters and due to an error in type size made by the printing company; Mr. Crane technically violated that order. In connection with that violation of the Florida order, Mr. Crane is subject to a judgment in the amount of approximately $1.4 million, plus accrued interest. Mr. Crane is attempting to resolve the Florida judgment.

     Mr. Crane was also named in the action filed by the Federal Trade Commission ("FTC") against YP.Net and has been included in the stipulated preliminary order entered into by YP.Net and the FTC and approved by the FTC. The Stipulated Final Judgment and Order for Permanent Injunction and Other Equitable Relief by and between the FTC, Mr. Crane, Telco and YP.Net and others (the "Order") places certain restrictions on the way mail solicitations will appear. The Order has been approved by the U.S. District Court Judge and the matter is closed with no findings of wrong doing on the part of the company, its officers and directors or Mr. Crane. The Company believes that the Judgment will not adversely affect its operations. See "Legal Proceedings" in the Company's Form 10-KSB, filed with the SEC on January 14, 2001, for additional information.

     Daniel L. Coury. Mr. Coury has served as a director of YP.Net since February 2000. For the last ten years, Mr. Coury's principal business has been Mesa Cold Storage, Inc., which owns and operates the largest cold storage facilities in Arizona. He is also involved in the ownership and operation of various real estate interests and business ventures.

     Harold Roberts. Mr. Roberts has served as a director of YP.Net since February, 2000 and previously served as a director of its predecessor from 1994 to 1998. Mr. Roberts has practiced law in Santa Fe, New Mexico since 1955 and since 1975 has engaged primarily in matters regulated by various regulatory agencies, including the Securities and Exchange Commission. He has served as a director and president of SunRay Oil Company, a company engaged in drilling, exploration and distribution, from 1996 to present, as a director and officer of Candu, Inc., a company engaged in electronic marketing, from 1985 to the present, and as a director and president of Verilite Aircraft Corporation, a company engaged in aircraft development, from 1994 to the present. Mr. Roberts is a graduate of the University of Colorado Law School.

     Wallace Olsen, Jr. Mr. Olsen is currently President of Venture 32 L.L.C., of Phoenix, AZ., a real estate development and operation company specializing in commercial real estate and office buildings. Since 1995, he has also been chief executive officer of ITCOB, L.L.C., of Boston, MA., a large distributor of International parts and trucks in New England. Mr. Olsen is also President and Treasurer of Alternative Senior Care, L.L.C., "ASO" in Sanford, FL., a company providing health care services to people who have dementia or are in need of extended congregate care. ASO also provides for Assisted Living residents. Since 1995 Mr. Olsen has served as President of Kenilworth Capital Corporation, in Kenilworth, NJ., which owns and operates hotels and restaurants. Over the last 20 years, Mr. Olsen has been associated either as an owner or in an executive capacity with the following industries, Architectural Millwork, Glass-Mirror, Motion Pictures, Printing, and Transportation.

     DeVal Johnson. Mr. Johnson has served as a director since October 1999. Mr. Johnson was the graphics designer and director of Telco Billing from September 1998 until June 1999 when the Company acquired it. Mr. Johnson was responsible for the design of the in-house sales presentation and creation of the corporate logo and image for YP. Net. From 1995 through 1998, Mr. Johnson was a graphics designer for Print Pro, Inc. Mr. Johnson is actively involved with Website promotion, interactive design and Internet advertising. Mr.
Johnson also serves as an officer and board member of Simple.Net a national Internet service provider.

INFORMATION  REGARDING  BOARD  MEETINGS  AND  COMMITTEES

     The Company's Board of Directors has two standing committees, an Audit Committee and a Compensation Committee. Outside Directors Messrs. Roberts and Coury comprise and serve on the Compensation Committee, which reviews the compensation of the executive and other officers of the Company, reviews executive bonus plan allocations, and approves stock grants and stock options to officers and employees of the Company under the Company's Stock Option Plan. Messrs. Tullo and Vogel comprise and serve on the Audit Committee, which meets with financial management and the independent auditors to review internal accounting controls and accounting, auditing and financial reporting matters.

     Effective as of July 24, 2001, the Board of Directors has adopted a charter for the Audit Committee detailing its duties and powers. A copy of the Audit Committee charter is included as Appendix A to this Proxy Statement.
                                      -----------

     The Audit Committee is comprised of two directors. Under the listing standards of the National Association of Securities Dealers ("NASD"), Mr. Vogel would be classified as an independent director and Mr. Tullo would not. The Board believes that Mr. Tullo's membership on the Audit Committee benefits the Company due to his knowledge of Company operations. The Board may add a third director to the Audit Committee who will be independent under NASD listing standards, at some undetermined future date.

     During the fiscal year ended September 30, 2000, the Board of Directors held six meetings; the Compensation Committee held six meetings and the Audit
Committee held two meetings. All Board members attended 75% or more of the Board meetings and all of the meetings of the Audit Committee and the Compensation Committee on which they serve.

Audit  Committee  Report

          The  following  is  the  report of the Audit Committee of the Board of
     Directors:

          The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviews the annual financial statements included in the annual report and filed with the Securities and Exchange Commission, as well as the unaudited financial statements filed with the Company's quarterly reports on Form 10-QSB.

          In accordance with Statements on Accounting Standards (SAS) No. 61, the Committee conducted discussions with management and the independent auditor regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Committee has discussed with the independent auditor its independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

          The Committee has also met and discussed with management and its independent auditors issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company, and the selection of the Company's independent auditor. Additional meetings were held with the independent auditor, with financial management present, to discuss the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

          Pursuant to the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended September 30, 1999 and 2000 for filing with the Securities and Exchange Commission.

          Signed and adopted by the Audit Committee this 24th day of July, 2001.

     /s/  Angelo  Tullo                         /s/  Walter  Vogel


Information Regarding Beneficial Ownership of Principal Shareholders, Directors and Management

     The following table sets forth, as of July 24, 2001, the ownership of each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, each officer and director individually, and all officers and directors as a group. The Company has been advised that each person has sole voting and investment power over the shares listed below unless otherwise indicated.

NAME AND ADDRESS                      AMOUNT AND NATURE   PERCENT
OF BENEFICIAL OWNER                   OF OWNERSHIP        OF CLASS(1)
------------------------------------  ------------------  -----------

Angelo Tullo                                  300,000(2)         .74%
4840 East Jasmine Street
Suite 105
Mesa, AZ  85205

Walter Vogel                                  195,000(2)         .48%
4840 East Jasmine Street
Suite 105
Mesa, AZ  85205

Gregory B. Crane                               75,500(2)         .18%
4840 East Jasmine Street
Suite 105
Mesa, AZ  85205

Daniel L. Coury, Sr.                          180,000(2)         .44%
4840 East Jasmine Street
Suite 105
Mesa, AZ  85205

Harold A. Roberts                             258,000(2)         .63%
P.O. Box 101
Santa Fe, NM 87504

Wallace Olsen, Jr.                            547,500(2)        1.34%
4840 East Jasmine Street
Suite 105
Mesa, AZ  85205

DeVal Johnson                                 125,000(2)         .31%
4840 East Jasmine Street
Suite 105
Mesa, AZ  85205

Matthew & Markson Ltd. (3)                    7,600,000         18.7%
Woods Centre, Frair's Road
P.O. Box 1407
St. John's
Antigua, West Indies

Morris & Miller Ltd.                          9,325,000           23%
Woods Centre, Frair's Road
P.O. Box 1407
St. John's
Antigua, West Indies

All Directors as a Group (7 persons)          1,656,000         4.07%

(1) Based on 40,615,464 shares outstanding as of July 24, 2001. This amount excludes litigation & Collateral shares as well as returned shares held by the treasury. Collateral shares had been issued as collateral for obligations of YP.Net under two promissory notes. Upon payment of the notes, the shares will be returned to YP .Net.
(2)     Less  than  0.01%.
(3) The number of shares held by Matthew & Markson, Ltd. excludes 2,000,000 shares issued as collateral for a note payable issued by YP.Net see (1) above. These shares will be returned to YP.Net upon payment of the note.



INFORMATION  REGARDING  MANAGEMENT,  EXECUTIVE  AND  DIRECTOR  COMPENSATION

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The directors and executive officers of YP.Net, their ages and positions are as follows:

NAME                     AGE  POSITIONS HELD(1)
-----------------------  ---  ----------------------------------------------
Angelo Tullo              44  Chairman of the Board, Director, Chief
                              Executive Officer and President
Walter Vogel              61  Director, Vice Chairman of
                              the Board
Gregory B. Crane          36  Director
Daniel L. Coury, Sr.      47  Director
Harold A. Roberts         75  Director
Wallace Olsen             59  Director
DeVal Johnson             35  Director
Daniel Madero             36  Director of Operations
Pamela J. Thompson, CPA   38  Chief Financial Officer, Treasurer, Secretary

(1) All current directors serve until the next annual shareholders meeting or their earlier resignation or removal.

OFFICER  COMPENSATION

     The following table reflects all forms of compensation for the fiscal years ended September 30, 2000, and September 30, 1999 for the Chief Executive Officer and the other two most highly compensated executive officers of YP.Net, whose salaries exceed $100,000 annually, for the years stated.


                     SUMMARY  COMPENSATION  TABLE
----------------------------------------------------------------------
                                          ANNUAL COMPENSATION
                                      --------------------------------
                                      FISCAL             OTHER ANNUAL
NAME AND PRINCIPAL POSITION            YEAR    SALARY    COMPENSATION
------------------------------------  ------  --------  --------------

Angelo Tullo (1)                        2001  $210,000  $   44,000 (1)
Chairman, Chief Executive Officer,      2000            $   21,000 (2)
President

Daniel Madero                           2001  $100,000  $   16,500 (3)
Director of Operations

Pamela Thompson                         2001  $125,000              -
Chief Financial Officer, Secretary,
Treasurer

(1) Includes a bonus of 200,000 shares of YP.Net stock valued at $.22 per share.
(2)     Includes  100,000  shares  of  YP.Net  stock  valued  at $.21 per share.
(3)     Includes  75,000  shares  of  YP.Net  stock  valued  at  $.22 per share.

COMPENSATION  PURSUANT  TO  STOCK  OPTIONS

     No options were granted to executive officers during the fiscal year ended September 30, 2000, and through the nine-month period ended July 24, 2001.

DIRECTOR  COMPENSATION

     Upon appointment to the Board, Mr. Tullo was awarded 100,000 shares of YP.Net common stock and Mr. Vogel was awarded 75,000 shares. All other directors were awarded 50,000 shares. The 425,000 shares of common stock paid to the directors as compensation for their services were valued at $.22 per share for a total value of $93,500. Additionally, the directors receive $2,000 per meeting or per quarter for their service on the Board and may receive $250 per hour for services related to any Board Committee on which they serve.

1998  STOCK  OPTION  PLAN

     YP.Net's Board of Directors adopted and its shareholders approved in June, 1998 the 1998 Stock Option Plan (the "Plan"). The purpose of the Plan was to provide incentives to employees, directors and service providers to promote the success of YP.Net. The Plan provided for the grant of both qualified and non-qualified options to purchase up to 1,500,000 shares of its common stock at prices determined but, in the case of incentive options, at a price not less than the fair market value of the stock on the date of the grant. The Plan is administered by the Board of Directors or by a committee appointed by the Board. As of July 24, 2001, all outstanding options to purchase YP.Net stock have expired and no options are currently outstanding under the Plan.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Based solely on review of reports under Section 16(a) of the Securities Exchange Act of 1934, as amended, that were filed by executive officers and directors and beneficial owners of 10% or more of YP.Net's common stock during the fiscal year ended September 2000, to the best of the Company's knowledge, all 16(a) filing requirements have been made through the fiscal year ended September 30, 2000. This information is based on a review of Section 16(a) reports furnished to YP.Net and other information.

TRANSACTIONS  WITH  DIRECTORS,  OFFICERS  AND  OTHERS

     Note Conversion. YP.Net borrowed $500,000 from Mr. Wallace Olsen, a shareholder who later became a member of the Board of Directors effective February 4, 2000. In September 1999, YP.Net repaid $250,000 of the balance in cash and Mr. Wallace Olsen converted the remaining $250,000, plus $100,000 in accrued interest. into 400,000 shares of YP.Net's common stock with a total value of $200,000; the stock was issued at a price of 50 cents per share

     Acquisition of Telco. In June 1999, YP.Net's predecessor acquired all of the outstanding stock of Telco Billing, Inc. in exchange for 17,000,000 shares of YP.Net.'s common stock. Matthew & Markson, Ltd. and Morrison & Miller, Ltd., as the shareholders of Telco, were issued 7,650,000 and 9,350,000 shares, respectively. As to these shares, the original acquisition agreement provided for certain Put rights that were later terminated. In exchange for cancellation of the Put rights, YP.Net agreed to provide the former Telco shareholders with a $5,000,000 credit facility. Any loans made to these shareholders under this facility are to be secured by a pledge of YP.Net stock. Interest for borrowings under this facility is to be at least 0.25% higher than YP.Net's average borrowing costs. No advances in excess of $1,000,000 may be made at any one time and no advances in excess of $1,000,000 are to be made unless YP.Net has available at least 30 days operating capital plus other reserves. No advances are permitted to be made if YP.Net is in default with respect to any of its lender obligations. The credit facility has not been formally documented and no advances have been made or are expected until documentation is completed.

     Gregory B. Crane and DeVal Johnson were employees of and primarily involved in the start-up of Telco. Mr. Crane continues to serve as one of the Liaisons for Matthew & Markson, Ltd. and Morris & Miller, Ltd. and negotiated the acquisition of Telco by YP.Net's predecessor on behalf of the former Telco shareholders.

     License of URL. In connection with the acquisition of Telco, YP.Net's predecessor also agreed to pay Matthew & Markson, Ltd. $5,000,000 as a discounted accelerated royalty payment for a 20-year license of the URL Yellow-Page.Net. The accelerated payment was made under the terms of an
---------------
Exclusive Licensing Agreement dated September 21, 1998, between Telco and Matthew & Markson, Ltd. The payment was originally to be paid in full upon the acquisition of Telco. The Company paid $3,000,000 as a down payment; however, the Company defaulted on payment of the $2,000,000 balance on August 15, 1999. To extend the payment obligations, YP.Net agreed to provide, for the benefit of Mathew & Markson, $250,000 in tenant improvements for approximately one-half of its Mesa facility. The premises were leased to Matthew & Markson's designee for $1.00 per year throughout the term of the 5-year lease. The annual fair rental value of the lease premises is $4,500 per month. A one million dollars ($1,000,000.00) extension fee may also be due. On November 15, 1999, YP.Net paid an extension fee of $200,000. The $200,000 extension fee was applied against the $5,000,000 accelerated royalty payment and an additional $2,000,000 was paid on the royalty payment in July 1999. Matthew & Markson, Ltd. also agreed to take a $2,000,000 note for the balance due that remains due and outstanding.

     After defaulting on the November 1999 property extension, on January 15, 2000, the note was renegotiated to a demand note with monthly installments of $100,000 per month. The payments may be suspended if YP.Net does not have certain cash reserves or is otherwise in default under other obligations. The note is secured by 2,000,000 shares of YP.Net common stock held in escrow, to be returned upon payment of the note.

     Business Executive Services, Inc. ("BESI"), as the nominal rent sublessee, leases portions of the facility to other businesses associated with other third parties. Mr. Crane is employed by BESI and receives a salary of approximately $2,000 per month from BESI and bonuses in an undetermined amount.

     Related Party Transaction Policy. The Company's general policy requires adherence to Nevada corporate law regarding transactions between YP.Net, a Nevada corporation, and a director, officer or affiliate of the corporation. Transactions in which such persons have a financial interest are not void or voidable if the interest is disclosed and approved by disinterested directors or shareholders or if the transaction is otherwise fair to the corporation. It is the policy of the Company that transactions with related parties are conducted on terms no less favorable to the Company than if they were conducted with unaffiliated third parties. During fiscal year ended September 30, 2000, through July 24, 2001, there have been no related party transactions.

--------------------------------------------------------------------------------
                 INDEPENDENT AUDITORS:  ITEM 2 ON THE PROXY CARD
--------------------------------------------------------------------------------

INDEPENDENT  AUDITORS

     For the fiscal year ended September 30, 2001, the Company engaged Weber & Company P.C. ("Weber") formerly King, Weber & Associates of Phoenix, Arizona, to audit its financial statements. The Board of Directors proposes to retain
Weber as the independent public auditor for the current fiscal year. Representatives of Weber will be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement and will be available to respond to appropriate questions.

     During the fiscal year ended September 30, 2000, King, Weber & Associates, P.C. billed an aggregate of $35,000 for professional services rendered to the Company. Of this amount, $35,000 related to the audit of our fiscal year 2000 financial statements and review of the quarterly financial statements included in our Forms 10-QSB for that fiscal year. King, Weber & Associates, P.C. did not provide any related services and have only provided audit services to the Company.

     Ratification of the retention of YP.Net's independent public auditor requires an affirmative vote of a majority of the shares entitled to vote at the Meeting, in person or by proxy. It is intended that the accompanying Proxy will be voted in favor of ratification of the retention of Weber & Company, P.C., unless the shareholders' Proxy indicates to the contrary.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE RETENTION OF WEBER & COMPANY, P.C. (FORMERLY KING, WEBER & ASSOCIATES, P.C.) AS THE COMPANY'S INDEPENDENT PUBLIC AUDITOR.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

     In November, 1999, the Company replaced Singer Lewak Greenbaum & Goldstein, LLP ("Singer Lewak") as the Company's independent public accountants. Singer Lewak had been the Company's principal independent accountant for the audit of its 1998 and 1997 fiscal year financial statements. Except for a "going concern" qualification, Singer Lewak's reports on the Company's financial statements contained no adverse opinion or disclaimer of opinion. Neither of the Company's reports on the Company's financial statements were qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to replace Singer Lewak was recommended and approved by our Board of Directors, as Singer Lewak maintains no presence in Arizona, and use of the firm was impracticable for the Company. During the two past fiscal years and the subsequent interim periods, the Company had no disagreements with Singer Lewak regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     On March 14, 1999, the Company reported that it replaced McGladry and Pullen LLP as its principal certified public accountants. McGladry and Pullen LLP had been engaged as the independent auditors to replace Singer Lewak, but had not issued any audited reports.

     On March 30, 2000, the Company appointed King, Weber & Associates, P.C., as its independent auditors to conduct the audit of the September 30, 1999, fiscal year financial statements. On December 31, 2000, King, Weber & Associates, P.C. changed its corporate name to Weber & Company, PC.

--------------------------------------------------------------------------------
                    OTHER MATTERS:  ITEM 3 ON THE PROXY CARD
--------------------------------------------------------------------------------

     The Board of Directors does not intend to bring any other business before the Meeting and, as far as is known to the Board, no matters are to be brought before the Meeting except as specified in the accompanying Notice of Annual Meeting of Shareholders. In addition to the scheduled items of business, the Meeting may consider other matters that properly come before the Meeting. As to any other business that may properly come before the Meeting, it is intended that Proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the person(s) voting such Proxies.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     Shareholders may submit proposals to be considered for shareholder action at the Company's 2002 annual meeting of shareholders and inclusion in the Company's Proxy Statement and Proxy if they do so in accordance with the appropriate regulations of the Securities and Exchange Commission. For such proposals to be considered for inclusion in the Proxy Statement for the next annual meeting, the Company must receive proposals no later than December 1, 2001. Such proposals should be directed to YP.Net, Inc., 4840 East Jasmine Street, Suite 105, Mesa, Arizona 85205, Attention: Chairman. The Company received no shareholder proposals for this year's Meeting.

--------------------------------------------------------------------------------
                              SOLICATION OF PROXIES
--------------------------------------------------------------------------------

     The Proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services, may solicit proxies. Such solicitations may be made personally or by mail, facsimile, telephone, telegraph, messenger or via the Internet. The Company will pay all costs of solicitation of proxies.

--------------------------------------------------------------------------------
                                VOTING PROCEDURES
--------------------------------------------------------------------------------

     Votes cast by proxy or in person at the Meeting will be tabulated by an Inspector of Elections. A shareholder that abstains from voting on any or all proposals will be included in the number of shareholders present at the Meeting for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be counted either in favor of or against the election of the nominees or other proposals. See "Voting Procedures," above.

     A  copy  of the Company's Annual Report on Form 10-KSB and 10-KSB/A for the
fiscal year ended September, 2000, and the amendment thereto, which have been filed with the Securities and Exchange Commission on January 14, 2001, and AUGUST 8, 2001, respectively, can be obtained at no charge by any person to whom this Proxy Statement is delivered upon request to the Company. You also may obtain a copy of the Form 10-KSB and 10-KSB/A and the Company's other SEC filings via the Internet at www.sec.gov.
                                 -----------
Dated:  July  24,  2001
Mesa,  Arizona

                                     By  Order  of  the  Board  of  Directors,



                                     /s/________________________________________
                                     Angelo  Tullo,  Chairman

                                  YP.NET, INC.
                            4840 EAST JASMINE STREET
                                    SUITE 105
                                 MESA, AZ  85205

--------------------------------------------------------------------------------
                                      PROXY
--------------------------------------------------------------------------------

     THIS PROXY IS SOLICITED ON BEHALF OF YP.NET'S BOARD OF DIRECTORS. THE FOLLOWING PROSALS ARE PROPOSED BY THE BOARD OF DIRECTORS.

     The undersigned shareholder of YP.Net, Inc., a Nevada corporation (the "Company"), hereby appoints the following individual(s), and each of them, as proxy, each with power of substitution, acting jointly or alone, to attend and act on behalf of the undersigned at the Annual Meeting of Shareholders of the Company, to be held on September 25, 2001, at 10:00 a.m. local time (the "Meeting"), at the Chaparral Suites, 5001 North Scottsdale Road, Scottsdale, Arizona 85250 and at any adjournment thereof, and there to vote any and all shares of common stock of the Company standing in the name of the undersigned as indicated below.

Proxy  designation  for  meeting:
              FOR
(Check  One) [ ]      Angelo  Tullo, and Daniel L. Coury, Sr., and each of them,


     or      [ ]       _____________________________ (Print  Name)

-------------------------------------------------------------------------------
| THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING | | PROPOSALS AND DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED, PROVIDED, | | HOWEVER, THAT IF YOU SIGN AND RETURN THIS PROXY WITHOUT INDICATING YOUR | | DIRECTIONS, IT WILL BE VOTED IN THE DISCRETION OF THE PROXYHOLDER (S). |
-------------------------------------------------------------------------------
                                    PROPOSALS
--------------------------------------------------------------------------------

     1. Regarding the reelection of the following individuals as Directors of the Company, to serve until the next annual meeting of shareholders and until their successors are elected and qualified:

                                      FOR       AGAINST      ABSTAIN

               Angelo  Tullo          [ ]         [ ]          [ ]

               Walter  Vogel          [ ]         [ ]          [ ]

               Gregory  B.  Crane     [ ]         [ ]          [ ]

               Daniel  L.  Coury      [ ]         [ ]          [ ]

               Harold  Roberts        [ ]         [ ]          [ ]

               Wallace  Olsen,  Jr.   [ ]         [ ]          [ ]

               DeVal  Johnson         [ ]         [ ]          [ ]

          For  all  nominees  listed  above  (check  box  to  approve).
          YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY OR ALL OF THE NOMINEES LISTED ABOVE TO DO SO SIMPLY BLACK THE BOX IN THE ROW LABELED "ABSTAIN. IF YOU WISH TO VOTE "AGAINST" A NOMINEE, PLEASE MARK THE BOX UNDER THAT COLUMN. TO VOTE FOR A NOMINEE, PLEASE MARK THE BOX NEXT TO THE NOMINEE'S NAME UNDER THE "FOR" COLUMN. IF THERE IS NO MARK IN ANY BOX ACROSS FROM NOMINEE'S NAME, A "FOR" VOTE WILL BE CAST FOR THAT NOMINEE.

     2. The ratification of the retention of Weber & Company, P.C., as the Company's independent public auditor for the fiscal year(s) ended September 30, 2001, September 30, 2000 and September 30, 1999:


       [ ]  For        [ ]  Against       [ ]  Abstain     (check  one)

     3. In accordance with their best judgment, the Proxy Holder(s) may vote upon such business as may properly come before such meeting or adjournments thereof.

       [ ]  For        [ ]  Withhold  Authority     (check  one)

     The undersigned hereby ratifies and confirms all that each named proxy or his, her or their substitutes may lawfully do or cause to be done by virtue hereof, represents and warrants that he has full power to execute this proxy, and agrees that this proxy shall be specifically enforceable in any court of competent jurisdiction. If any provision of this proxy is unenforceable, it shall be severed and the remaining provisions shall be effective.

     Please sign exactly as your name appears on your stock certificates. If shares are held by more than one owner, each owner must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles. A corporation should sign in its name by an officer or any other person duly authorized to do so.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. A PREADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

                                        ________________________________________
                                        Shareholder  Name  (please  print)

                                        ________________________________________
                                        Authorized  Signature

                                        ________________________________________
                                        Title  (if  applicable)

                                        ________________________________________
                                        Number of Shares of  Common  Stock  Held

                                        ________________________________________
                                        Date

                                   APPENDIX A
                                   ----------
                            SCHEDULE 14A INFORMATION
                                OF  YP. NET, INC.
                   TO PROXY STATEMENT PURSUANT TO SCHEDULE 14A
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              FILED AUGUST 13, 2001



                         CHARTER OF THE AUDIT COMMITTEE

                                       OF

                             THE BOARD OF DIRECTORS

                                       OF

                                  YP.NET, INC.

                                 JULY 24TH, 2001

                                TABLE OF CONTENTS
                              -------------------


                                                                      Page
                                                                      ----
1.     Purpose of Audit Committee. . . . . . . . . . . . . . . . . .     1

2.     Qualifications of Audit Committee . . . . . . . . . . . . . .     1

3.     Duties of the Audit Committee . . . . . . . . . . . . . . . .     1

4.     Access to Information . . . . . . . . . . . . . . . . . . . .     4

5.     Employee Access to Audit Committee. . . . . . . . . . . . . .     4

6.     Frequency of Meetings . . . . . . . . . . . . . . . . . . . .     4

7.     Access to Legal Counsel . . . . . . . . . . . . . . . . . . .     4

8.     Meeting Procedures. . . . . . . . . . . . . . . . . . . . . .     4

9.     Other Duties. . . . . . . . . . . . . . . . . . . . . . . . .     5

10.     Limitation of Audit Committee Duties . . . . . . . . . . . .     5

                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                                  YP.NET, INC.

                                 JULY 24TH, 2001


                                    RECITALS
                                    --------

          In July, 2001, the Board of Directors of YP.NET, INC. (the "Company") decided, by a majority of the Board of Directors to clarify an earlier resolution of the Board which appointed an Audit Committee (See The Board meetings held from February 4th to February 8th 2000), by maintaining a written Charter specifying its duties.

          The Board of Directors of the Company (the "Board") believes that it is appropriate to maintain a Charter of the Audit Committee of the Board of Directors of YP.NET, INC. (the "Charter") to reflect the directives of the Company's Board. The currently serving Audit Committee members, appointed February 4-8 2000 shall continue to serve until replaced or removed by the Board of Directors pursuant to provisions of this Charter.

CHARTER
-------

          1.     Purpose of Audit Committee.  The purpose of the Audit Committee
                 --------------------------
is to provide independent and skilled guidance to the Board in fulfilling its responsibility to ensure the fairness and accuracy of the Company's financial statements and to ensure the existence of appropriate internal financial controls, and the independence of the independent public accounting firm engaged to audit the Company's financial statements (the "external auditors"), and to render the reports required of the Audit Committee pursuant to Item 306 of Regulation S-B, and to allow the Company to make the disclosures required by
Item  7(e)(3)  of  Schedule  14(A)  and  related  Commission  regulations.

          2.     Qualifications  of  Audit Committee.  The Audit Committee shall
                 -----------------------------------
consist of not less than two (2) directors nor more than five directors, at least 50% or more of whom qualify as an "independent director" under Rule 4200 of the NASDAQ Stock Market, Inc.'s listing requirements, unless exceptional circumstances exist that NASDAQ listing requirements would allow the Audit Committee to include one non-independent director member, who may not be either a current employee or immediate family member of a current employee. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

          3.     Duties  of the Audit Committee.  Subject to the second sentence
                 ------------------------------
of Paragraph 10, below, the Audit Committee will perform the following duties in the manner and priority the Audit Committee determines, in its discretion, to be appropriate under the circumstances:

               (a) Review the Company's earnings statements and forecasts, if any, with management and with the Company's external auditors prior to the release of such statements to the public;

               (b) Assure that the Company's interim financial statements are reviewed by the Company's external auditors, as required by Item 306 of Regulation S-B prior to the filing of such interim financial statements with the Commission as part of the Company's report on Form 10-KSB;

               (c) Review and discuss the Company's audited financial statements with management;

               (d) Review and discuss the Company's audited financial statements with the Company's external auditors and review those matters required to be discussed by SAS-61, as modified or supplemented from time to time;

               (e) Receive from the Company's external auditors, formal written statements and disclosures and the letter from the Company's external auditors required by Independent Standards Board's Standard No. 1, as modified or supplemented, and discuss with the external auditors their independence, and review all audit and other services performed by the external auditors for the Company to assure that such services do not compromise the external auditors' independence;

               (f) Review and consider and, to the extent necessary, engage in direct dialogue with the external auditors, with respect to any relationships or services provided by the external auditors to the Company or any other affiliate of the Company or any party that may affect the objectivity or independence of the external auditors and take, or recommend that the Board take, appropriate action to ensure the independence of the external auditors;

               (g) Review annually the scope of the external auditors' work, including any non-auditing or consulting services;

               (h) Review with the Company's external auditors all adjustments made to the Company's audited financial statements, including a reconciliation of any adjustments made in the audited financial statements from the Company's quarterly interim financial statements;

               (i) Review with management and the Company's external auditors any significant financial reporting issues or judgments called for in connection with the preparation of the Company's financial statements, including the adequacy and appropriateness of any reserves, policies relating to the recognition of revenue, the quality and appropriateness of the Company's accounting principles, and any other matters which, in the judgment of the Committee or the Company's external auditors, could have a material impact on the Company's financial statements;

               (j) Meet with the Company's external auditors and with management to review and assess any material financial risk exposure to the Company and the steps management has or plans to take to monitor and control financial risk;

               (k) Review with the Company's external auditors and management the adequacy of the Company's internal financial controls and reporting systems;

               (l) Confer with the Company's external auditors whether any matters described in Section 10A of the Securities and Exchange Act of 1934 have come to the attention of the external auditors;

               (m) Review any major changes to the Company's auditing and accounting policies and practices suggested by the Company's external auditors or by management. (In undertaking the duties specified herein, in communications with the Company's external auditors, the Audit Committee will, in accordance with SAS-61, communicate with the external auditors with respect


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to  (1) methods used to account for significant or unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates, and the basis for the auditors conclusions regarding the reasonableness of those estimates; and (4) disagreements with management, if any, over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the Company's financial statements);

               (n) Recommend annually the selection and engagement of the Company's external auditors and review their fees and the proposed scope and plan of the annual audit;

               (o) Review the external auditors' management letter and consider any comments made by the external auditors with respect to improvements in the internal accounting controls of the Company, consider any corrective action recommended by the external auditors, and review any corrective action taken by management;

               (p) Review and devote attention to any areas in which management and the Company's external auditors disagree and determine the reasons for such disagreement;

               (q) Review the performance of the external auditors and, if appropriate, recommend that the Board replace any external auditor failing to perform satisfactorily;

               (r) Review the performance of the Company's Chief Financial Officer and Controller;

               (s) Review any difficulties any external auditor may have encountered with respect to performance of an audit, including, without limitation, any restrictions placed upon the scope of the audit on access to information, or any changes in the proposed scope of the audit;

               (t) Provide, as part of the Company's proxy filed pursuant to Regulation 14A or 14C, as applicable, the report required by Item 306 of Regulation S-B, and cause a copy of that report to be included annually in the Company's proxy solicitation materials; and

               (u) Periodically review the adequacy of this Charter and make recommendations to the Board with respect to any changes in the Charter.

          4.     Access  to  Information.  In  order to perform its obligations,
                 -----------------------
the Audit Committee shall have unrestricted access to all relevant internal and external Company information and to any officer, director or employee of the Company.

          5.     Employee Access to Audit Committee.  Any person employed by the
                 ----------------------------------
Company and any of the Company's independent contractors will have access to the Audit Committee to report any matter which such person believes would be of interest to the Audit Committee or of general concern to the Audit Committee or the Board. Contacting a member of the Audit Committee to report any irregularity, questionable activity, or other matter will not subject the person making the report to discipline.


                                        7
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          6.     Frequency  of  Meetings.  The  Audit  Committee  will meet each
                 -----------------------
quarter prior to the release of the Company's earnings statements to review the earnings release. In addition, the Audit Committee will convene if a meeting is noticed by its Chairman, any member of the Audit Committee, any member of the Board, the Chief Financial Officer, or the Chief Executive Officer.

          7.     Access  to Legal Counsel.  The Audit Committee, at its request,
                 ------------------------
shall have access to the Company's outside legal counsel, and, if requested, to its own independent legal counsel. The Company will pay for the cost of any such legal counsel.

          8.     Meeting  Procedures.
                 -------------------

               (a) Members of the Audit Committee shall endeavor to attend all meetings of the Committee. The Audit Committee may meet telephonically or in person and may take action, with the written consent of all members. A majority of the Audit Committee will constitute quorum for all purposes.

               (b) Written minutes will be maintained for each meeting of the Audit Committee.

               (c) The Audit Committee, at least once a year, will meet privately with the Company's external auditors, and no representative of the Company's management shall attend such meetings.

          9.     Other  Duties.  The  Audit  Committee  will  perform such other
                 -------------
duties  as  the  Board  may  assign  to  it.

          10.     Limitation  of Audit Committee Duties.  The Audit Committee is
                  -------------------------------------
not an investigative committee of the Board and shall have no investigative duties, unless expressly assigned to the Audit Committee by the Board. The Audit Committee will exercise its business judgment in performing its duties under this Charter, including the duties outlined in Paragraph 3, and may emphasize and prioritize those duties and responsibilities set forth above which the Committee, in its discretion and judgment, believes are the most important, given the particular circumstances. The external auditors shall remain ultimately accountable to the Company's Board and the Audit Committee, as the designated representatives of the Company's shareholders. Accordingly, it is not the duty of the Audit Committee to undertake the audit of the Company itself, to plan the audit, or to undertake any of the responsibilities of the Company's internal or external auditors. The Audit Committee is not required to follow the procedures required of auditors in performing reviews of interim financial statements of audited financial statements. In performing its functions, the Audit Committee may rely upon information provided to it by management, by the Company's internal and external auditors, or by legal counsel. This Charter imposes no duties on the Audit Committee or its members that are greater than those duties imposed by law upon a director of an Arizona corporation under Section 10-830 of the Arizona Revised Statutes. If any claim is asserted against the Audit Committee, any of its members or the Company by shareholder or any other person, nothing in this Charter shall be construed to limit or restrict any defense available to the Audit Committee, any of its members, or to the Company.


Signed  by  Order  of  the  Board  of  Directors  this  24th  Day  of  July 2001
                    Signed  by:  /s/  Angelo  Tullo
                                 ------------------
                                  The Chairman of the Board of Directors


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